Exhibit 99.1
We Build and Energize Brands Michael J. Mendes Chairman, President and Chief Executive Officer January 29, 2010

Important Information This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Diamond Foods Today SNACK CULINARY High-Growth, Innovative Food Company Focused on Building, Acquiring and Energizing Brands

Experience Undisputed Culinary Nut Leader 8x Larger Than #2 Brand Source: Nielsen, Total U.S. Grocery Ended 12/09

Strong Consumer Support Advertising Media Sponsorships Retail Content

+20% CAGR Retail Sales Growth $ Millions

Innovation Fastest Growing Snack Nut Brand Source: Nielsen, Total U.S. Grocery Ended 12/09

Snack Net Sales Growth $ Millions Snack Nuts Innovation Distinguishes Our Brand $7 $89 $189 +46% (6%) +4% 52 Week Dollar Sales Change* Emerald Planters Category 2004 2008 2009 *Source: Nielsen, Total U.S. Grocery Ended 12/09

Investment: Acquiring and Energizing Brands Increasing Our Scale in the Snack Aisle

Investment Fuels Profitable Growth Total Sales Total Sales $463 Snack Culinary Non-Retail $571 Snack Culinary Non-Retail 49% $ Millions Building Strong Retail Brands Replicating the Model Driving Margin Expansion 82% Gross Margin 10.5% 23.7% +1320 bps

Large Addressable Markets Produce Snacks, Seeds, Trail Mix Culinary Nuts $43B+ Total $0.9B $1.5B $0.9B $6.2B U.S. Snack and Culinary Markets Microwave Popcorn Snack Nuts $2.9B Sources: Euromonitor, IRI, Nielsen and Company Estimates

Growth Story Sales Sales $ Millions $463 $571 Operating Margin % Revenue N.A. 2.8% EPS $/Share 3.0% 4.5% 8.0% N.A. $0.47 $0.53 $0.91 $1.47 Note: See Appendix for Non-GAAP Reconciliation

Andrew Burke Executive Vice President Chief Marketing Officer Products, Positioning and Consumer Support

Model for Building and Energizing Brands Differentiation Brand Affinity Advertising Media Content Relevant Brand Positioning Expanding Presence Distribution Merchandising Shelf Placement Retail Activation Brands Consumers and Retailers Can't Live Without Sustainable Growth Quality Flavor Innovative Products and Packaging

Consistent Focus on the Consumer Experience Leveraging Key Points of Differentiation Diamond of CA Pop Secret Emerald

Diamond Holiday: Connecting with the Contemporary Consumer Print Online

Diamond Holiday: Creating Engagement with Recipes and Vignettes

Diamond Holiday: Enabling the Ability to Share

National Advertising Online Sponsorships Emerald Positioning: Unique, Relevant, Premium 3pm Source of Natural Energy In Store

Emerald: 3pm Source of Natural Energy

Pop Secret Positioning: Enhancing the In-Home Movie Experience Focused Family Event with Popcorn For a great movie night, make it Pop! " " Research on Ways Consumers Watch Movies

Pop Secret Online: Enabling Movie Night

Pop Secret: Television and add-value sponsorships Dark Knight Caddyshack Added Value Sponsorships

Pop Secret Innovation: Long-Term Value Drivers Innovation Focused on Flavors Packaging Health Profile Extending Brand into New Categories Longer Product Development Timeline Pop Secret Jumbo Kernels

Lloyd J. Johnson Executive Vice President Chief Sales Officer Retail Strength

Building Retail Strength Core Product Distribution Optimal Shelf Location Effective Merchandising Keys to Success

Core Product Distribution: Emerald Dry Roasted Almonds Deluxe Mixed Nuts Smoked Almonds Whole Cashews Cocoa Roast Almonds Sea Salt and Pepper Cashews Dry Roasted Peanuts Dry Roasted Peanuts L.S. Berry Blend Trail Mix Breakfast Blend Trail Mix Glazed Walnuts Glazed Pecans 100 Calorie Natural Almonds 100 Calorie Dry Roasted Almonds Smores Trail Mix Chocolate Cherry Trail Mix Apple Cinnamon Walnuts n' Almonds Butter Toffee Walnuts Tropical Blend Trail Mix 100 Calorie Cocoa Roast Almonds 100 Calorie Natural Walnuts and Almonds Honey Roasted Peanuts Core Expanded

Emerald Go to Market Channel Penetration Breadth of Core Item Distribution Merchandising/ Shelf Placement Grocery Mass Merchandisers Club C-Store / Drug / Other Phased Approach Focus on High Velocity Core Items Consolidated Broker Network

% Dollar Lift from Feature and Display Snack Nuts (Shelled) Emerald: Effective Merchandising and Shelf Placement 286 166 267 474 Category Private Label Planters Emerald Source: Nielsen, Total U.S. Grocery Ended 12/09

Emerald Benefit to Retailers Carrying More Emerald Core Items Is Good for the Category Category Dollar Sales % Changes vs. Prior Year Retailers That Decreased Emerald Items Retailers That Maintained / Increased Emerald Items +2.3% +8.2% Source: Nielsen, Total U.S. Grocery Ended 10/09

Emerald Growth Core 12 Average Items per Store Dollar Share 12/08 12/09 2008 2009 4.8 6.1 5.7% 8.0% 40% Growth Source: Nielsen, Total U.S. Grocery

Emerald Regional Leadership Strong Position on the East Coast Increasing Share in Nearly All Markets Opportunity Markets to Gain Share Emerald $ Share 2009 Boston 13.4% Chicago 8.8% Houston 7.6% New York 13.7% Philadelphia 11.8% Pittsburgh 13.5% San Francisco 6.3% Washington DC 12.5% Charlotte 10.7% Jacksonville 13.2% Orlando 14.5% Los Angeles 5.5% Seattle 4.8% Tampa 10.3% Denver 4.1% Miami 8.2% Detroit 3.4% Indianapolis 2.7% >10% 5-10% <5% Source: Nielsen, Total U.S. Grocery Ended 12/09

10 ct. Snack Core Product Distribution: Pop Secret Kettle Corn 3 ct. Movie Theater 3 ct. Cheddar 3 ct. Light Butter 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 10 ct. 10 ct. Butter 10 ct. Butter 6 ct. Homestyle Movie Theater Butter Extra Butter Butter 100 Calorie Snack 94% Fat Free Jumbo Pop Flavors Homestyle 10 ct.

Pop Secret: Effective Merchandising and Shelf Placement % Dollar Lift from Feature and Display Microwave Popcorn Source: Nielsen, Total U.S. Grocery Ended 12/09

Andrew Burke Executive Vice President Chief Marketing Officer Super Bowl Opportunity

Super Bowl Opportunity One of Top 10 Super Bowl Commercials by USA Today 56% Rise in Snack Nut Sales #1 Spot by Advertising Age 68% Increase in Retail Sales versus Prior Year 2005 Emerald "Unicorn" 2007 Emerald "3pm Natural Energy" Source: IRI 4 Weeks Ended 2/05 and 2/07

2010 Super Bowl Campaign Bring Snack Portfolio Together Re-Introduce Pop-Secret Utilize Emerald Brand Equity to Set Tone for Pop Secret with Contemporary Consumer Integrated Advertising Opportunity For a great movie night, make it Pop! " " 3pm Natural Energy " "

Pre-Game Campaign Print /Online

Post-Game Campaign Micro-Site / Game Popsecret.com EmeraldNuts.com

Jeff Goodby Goodby, Silverstein & Partners Co-Chairman

Building and Energizing Brands

Steve M. Neil Executive Vice President Chief Financial & Administrative Officer Operational Infrastructure and Financial Review

Production Opportunities: Increasing Output, Snack Line Expansion Logistics Opportunities and In-Shell Consolidation Differentiation Through Food Safety and Quality Assurance Supply Chain Opportunities with Pop Secret Integration Global Sourcing Efficiencies from Volume Growth Operations and Supply Chain Production Facilities Distribution Centers Stockton, CA Chicago, IL Van Buren, IN New Jersey Atlanta, GA Indianapolis, IN Robertsdale, AL

Sales to Over 100 Countries Global Sourcing Expertise International Experience Korea Germany Japan Netherlands Spain Sourcing Vietnam Brazil India China Caribbean Canada England Italy Turkey Egypt Iceland Australia Singapore Thailand Mexico

Earnings per Share Actual Consensus Meeting and Exceeding Expectations Eleven Consecutive Quarters of Outperformance FY07 FY08 FY09 FY10 Upside $0.07 $0.02 $0.08 $0.01 $0.02 $0.03 $0.05 $0.06 $0.03 $0.02 $0.07

Attractive Cash Flow Profile Adjusted EBITDA $ Millions $23 $65 $29 $37 % Sales 5% 6% 7% 11% Cash Generation Is Highly Accretive to Earnings Net Debt $ Millions ($55) $124 $201 $133 $105 2009 2010 '06 '07 '08 '09 2008 $90

Generating Shareholder Value EVA Valuation First Call Consensus: FY09: $1.47; FY10: $1.82; PEG Industry avg sourced from First Call consensus for CPB, CAG, GIS, HNZ, HSY, K, KFT and SLE WACC Includes 2.7% Small Company Size Premium 7.5% 13.7% Share Price PEG $40 0.9 $50 1.2 $60 1.4 $70 1.6 Industry Average 1.8

Financial Summary $ Millions, Except per Share and % 2008 2009 2010 Guidance Total Net Sales Snack Retail $531 $89 $370 $571 $189 26% $585 - $605 $220 - $230 Gross Margin 16.6% 23.7% Operating Margin 4.5% 8.0% EPS $0.91 $1.47 $1.72 - $1.82 Fiscal Year Ended July 31 2010 Estimates Based on Guidance Provided on December 3, 2009.

Financial Summary $ Millions, Except per Share and % 2008 2009 2010 Guidance Total Net Sales Snack Retail $531 $89 $370 $571 $189 26% $585 - $605 $220 - $230 Gross Margin 16.6% 23.7% Operating Margin 4.5% 8.0% EPS $0.91 $1.47 $1.72 - $1.82 Fiscal Year Ended July 31 $1.75 -$1.83

Creating Value NV 100% Source: FactSet Note: Price Changes in Local Currency. Bubble Size = Market Capitalization as of 1/14/10) (5)% 15% 35% 55% 75% (50)% (30)% (10)% 10% 30% 3-Year Change (%) 1-Year Change (%) 3-Year S&P 500 Change (19.7)% 1-Year S&P 500 Change 36.3%

We Build and Energize Brands Experience Innovation Investment SNACK CULINARY

Appendix: Non-GAAP Reconciliation

	2009	2008	2007	2006	2005
GAAP Net Sales	$570,940	$531,492	$522,585	$477,205	$428,297
Patronage Inventory Adjustments	--	--	--	--	$34,251
Non-GAAP Net Sales	$570,940	$531,492	$522,585	$477,205	$462,548
GAAP Cost of Sales	$435,344	$443,490	$443,945	$411,809	$191,387
Adjustment to Convert Walnut Inventories from Crop Year Pool and NRV Accounting to Cost Basis Accounting and to Record Estimated Walnut Cost of Goods Sold	--	--	--	--	$222,363
Non-GAAP Cost of Sales	$435,344	$443,490	$443,945	$409,039	$413,750
GAAP Operating Expense	$89,756	$64,121	$66,025	$58,465	$55,341
Adjustment To Remove Restructuring and Other Costs and Loss on Termination of Defined Benefit Plan	--	--	($3,039)	($3,442)	
Non-GAAP Operating Expense	$89,756	$64,121	$62,986	$55,023	$55,341
GAAP Interest and Other Non-Operating Expense	$7,153	$1,040	$1,389	$605	$7,158
Debt Prepayment Penalty Less Sale of Emission Resource Credits	($898)	--	--	--	--
Non-GAAP Interest and Other Non-Operating Expense	$6,255	$1,040	$1,389	$605	$7,158
GAAP Income Tax Expense	$14,944	$8,085	$2,793	($1,010)	($8,385)
Net Income Tax Adjustments	$366	--	$2,625	$6,276	$3,775
Non-GAAP Income Tax Expense	$15,310	$8,085	$5,418	$5,266	($4,610)
GAAP Net Income	23,743	$14,756	$8,433	$7,336	$182,796
Non-GAAP Net Income	$24,275	$14,756	$8,847	$7,272	($6,366)
GAAP EPS	$1.44	$0.91	$0.53	$0.47	nm
Non-GAAP EPS	$1.47	$0.91	$0.56	$0.46	($0.41)

NASDAQ: DMND

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